ACQUISITION OF LA PRECIOSA (Details) - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
ACQUISITION OF LA PRECIOSA (Details)
Cash Paid	$ 15,301
Note Payable	4,665
Common Shares	13,650
Share Purchase Warrants	2,240
Total Purchase Consideration	35,856
Transaction Costs	175
Total Acquisition Cost	36,031
Cash	168	$ 24,765	$ 11,713
Other Current Assets	1,121
Plant And Equipment	1,621
Exploration And Evaluation Assets	33,449
Accounts Payable	(328)
Net Assets Acquired	$ 36,031